UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 OR 15(d)of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2011

MTS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-2382	41-0908057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Technology Drive
Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 937-4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Other Events

On April 6, 2011, MTS approved an amended Code of Business Conduct (the “Code”).  The primary purpose of the amendment was to add provisions expressly relating to processes for handling U.S. Government Contracts.  The description of the amended Code does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Code which is available in its entirety on the Company’s website at www.mts.com.  A copy of the Code, as amended, is attached to this Current Report on Form 8-K as 14.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 14.1 – Code of Business Conduct, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTS SYSTEMS CORPORATION
(Registrant)

Date: April 12, 2011	By:	/s/ SUSAN E. KNIGHT
Susan E. Knight
Vice President and Chief Financial Officer

MTS SYSTEMS CORPORATION
FORM 8-K REPORT

INDEX TO EXHIBITS

Exhibit No.	Description

14.1	Code of Business Conduct, as amended.